Investments in equity investees	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Investments in equity investees
8. Investments in equity investees

(a) Investments in cost method investees

In January 2015, the Group jointly established Automoney Inc. ("Automoney") with a third-party investor and subscribed 50% of its equity interest upon its inception with a cash contribution of RMB10,562. The Group has accounted for this investment using equity method of accounting because the Group does not control the investee but has the ability to exercise significant influence over the operating and financial policies of the investee. As a result, the Group is required to recognize its share of Automoney’s losses in the consolidated statements of operations. The Group recognized its share of loss in Automoney of RMB10,236 for the year ended December 31, 2015.

During the year ended December 31, 2015, the Group disposed 40% of its equity interest in Automoney and received cash consideration of RMB 10,000 resulting in the gain on disposal of investment of RMB9, 674. As of December 31, 2015, the Group held 10% of the equity interest of Automoney and accounted for it using equity method of accounting because the Group has the ability to exercise significant influence over the operating and financial policies of the investee. The carrying amount of the investments in equity method investee was nil as of December 31, 2015. In February 2016, the Group was unable to maintain a representation on the board of directors in Automoney and thus no longer has the ability to exercise significant influence over the operating and financial policies of the investee. Thereafter, the Group accounts for this investment under cost method with a cost basis of nil.

As of December 31, 2015 and 2016, investments in cost method investees accounted for under the cost method were RMB13,307 and RMB20,057, respectively. As of December 31, 2016, the Group had equity investments in five private companies that operate in the online tool development and marketplace business and provide automobile performance solution and digital marketing solution.

The Group is required to perform an impairment assessment of its investments whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. An impairment loss is recorded when there has been a loss in value of the investment that is other than temporary. No impairment was recorded for the years ended December 31, 2014, 2015 and 2016.

(b) Investments in equity method investee

In July 2016, the Group entered into a joint venture agreement to establish an e-commerce joint venture with CJ O Shopping. Baozun  holds 51% shares and CJ O Shopping holds 49% shares. The management considers Baozun has the controlling financial interest over Baozun CJ, and accounted for Baozun CJ as a consolidating subsidiary upon establishment.

In December 2016, pursuant to the amended Articles of Association, significant operational matters require agreement from CJ O Shopping. As such, the Group no longer has control over Baozun CJ and therefore deconsolidated the entity, and accounted for its investment in Baozun CJ using the equity method of accounting. No gain/loss was recognized upon  deconsolidation.